                                                                   EXHIBIT 99.3

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

     INDEX TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)



                                                                                                            PAGE NUMBER
                                                                                                            -----------
             Introduction...........................................................................             18

             Pro Forma Combined Condensed Financial Statements - Credit Suisse
               First Boston (USA), Inc.

                Pro Forma Combined Condensed Statement of Financial Condition as of
                    September 30, 2000..............................................................             21

                Pro Forma Combined Condensed Statement of Income for the nine months ended
                    September 30, 2000 (Unaudited)..................................................             23

                Pro Forma Combined Condensed Statement of Income for the year ended
                    December 31, 1999 (Unaudited)...................................................             24

                Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)..............             25



                     CREDIT SUISSE FIRST BOSTON (USA), INC.

          Pro Forma Combined Condensed Financial Statements (UNAUDITED)

INTRODUCTION

On November 3, 2000, Credit Suisse First Boston (USA), Inc., formerly known as Donaldson, Lufkin & Jenrette, Inc. (the "Company"), became an indirect wholly owned subsidiary of Credit Suisse Group ("CSG"), a corporation organized under the laws of Switzerland, upon completion of a number of related transactions (such transactions, collectively, the "Transaction").

In conjunction with the closing of the Transaction, also on November 3, 2000, Credit Suisse First Boston, Inc. ("CSFBI"), a wholly owned subsidiary of CSG, transferred all of the outstanding shares of Credit Suisse First Boston Corporation ("CSFB Corp."), a U.S. registered broker dealer that is a wholly owned subsidiary of CSFBI, to the Company in exchange for newly issued Shares of the Company. This was the final step in a series of transfers (collectively, the "Transfer") that was initiated by CSG and the Company on October 6, 2000 with a view to integrating their respective businesses. As a result of the Transfer, CSFB Corp. became a direct wholly owned subsidiary of the Company. Since the Transfer is a transfer of assets and liabilities between entities under common control it will be accounted for at historical cost in a manner similar to a pooling of interests. Certain U.S., and all non-U.S., operations of the Credit Suisse First Boston Business Unit are not conducted through CSFB Corp. and, as a result, the financial positions and results of operations of such other activities are not included in the combined businesses of the Company resulting from the Transfer.

The following unaudited pro forma combined condensed financial statements of the Company have been prepared in connection with the Transfer, and are intended to illustrate the possible scope of the change in the Company's historical financial position and results of operations caused by the Transfer. The pro forma financial statements are not intended to illustrate any possible effects on the Company that are not associated with the Transfer. In particular, the pro forma financial statements are not intended to illustrate any possible effects on the Company that are associated with or incidental to the Transaction through which the Company has been acquired by CSG. However, certain preliminary information with respect to the expected accounting treatment of the Transaction and its possible effects on the Company's financial statements is set forth below under "Certain Information Regarding the Acquisition of the Company by Credit Suisse Group."

The unaudited pro forma combined condensed financial statements are based on the Company's historical consolidated financial statements adjusted to give effect to the Transfer. The unaudited pro forma combined condensed statements of income of the Company for the year ended December 31, 1999 and for the nine-month period ended September 30, 2000 present results for the Company as if the Transfer had occurred as of January 1, 1999. The unaudited pro forma combined condensed statement of financial condition as of September 30, 2000 gives effect to the Transfer as if it had occurred as of September 30, 2000. This information is presented for illustrative purposes only. The Company's financial statements will reflect the effects of the Transfer only from November 3, 2000, the date on which it was actually completed. In addition, the results of operations for the first nine months ended September 30, 2000 may not be indicative of results of operations for the year ended December 31, 2000 due to the effects of the Transaction and market and other conditions in the second half of the year ended December 31, 2000.

The unaudited pro forma combined condensed financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Transfer in fact occurred on the dates indicated, or to project the Company's financial position or results of operations for any future date or period. The Company's actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including those described below under "Certain Information Regarding the Acquisition of the Company by CSG."

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

          Pro Forma Combined Condensed Financial Statements (UNAUDITED)

The pro forma adjustments are based on currently available information and certain assumptions that the Company currently believes are reasonable in the circumstances. The unaudited pro forma combined condensed financial information should be read in conjunction with the audited consolidated financial statements of the Company and notes thereto as filed on Form 10-K as of and for the year ended December 31, 1999, and the unaudited consolidated financial statements and accompanying notes thereto of the Company as filed on Form 10-Q as of and for the nine-month period ended September 30, 2000, both of which are hereby incorporated by reference; and the audited consolidated financial statements of CSFB Corp. as of December 31, 1999 and 1998 and for the three-year period ended December 31, 1999, which are included as Exhibit 99.2 to the Company's Current Report on Form 8-K dated November 3, 2000, and the unaudited condensed consolidated financial statements of CSFB Corp. as of September 30, 2000 and for the nine-month periods ended September 30, 2000 and 1999, which are included elsewhere herein.

CERTAIN INFORMATION REGARDING THE ACQUISITION OF THE COMPANY BY CREDIT SUISSE GROUP

The unaudited pro forma combined condensed financial statements are intended to illustrate only certain possible effects of the Transfer through which the Company acquired CSFB Corp.; they are not intended to illustrate any of the possible effects of the Transaction through which CSG acquired the Company. As a result, the pro forma financial statements and the notes thereto do not reflect or describe a number of factors associated with the Transaction that could affect the Company's actual results of operations and financial position such as those described herein.

Set forth below is certain preliminary information with respect to the expected effects of the Transaction on the Company's results of operations and financial position. This description is based on currently available information and reflects certain important assumptions. The actual effect of the Transaction on the Company's results of operations and financial position has not yet been determined and could differ in significant respects from the description below. Moreover, the information set forth below is not intended to be exhaustive. Other factors associated with the Transaction that are not described below may affect the Company's results of operations and financial position, and such effects could be significant.

          o ACCOUNTING TREATMENT OF THE TRANSACTION. CSG will account for the acquisition of the Company through the Transaction using the purchase method of accounting. However, because the Company will continue to have significant preferred stock and public debt outstanding, no adjustments of the historical carrying values of the Company's assets and liabilities to reflect the Transaction will be recorded in the Company's historical financial statements. Similarly, although the Transaction will give rise to significant goodwill, none of this goodwill will be "pushed down" to the Company and thus goodwill associated with the Transaction will not be recorded in the Company's financial statements.

          o EFFECT OF THE TRANSACTION ON OUTSTANDING SECURITIES OF THE COMPANY. Through the Transaction, CSG and its subsidiaries acquired 100% of the voting shares of the Company (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. - DLJ Common Stock, par value $.10 per share) (the "Shares"). The Company's DLJDIRECT tracking stock (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. - DLJdirect Common Stock, par value $.10 per share) and all other securities of the Company outstanding prior to the completion of the Transaction were not directly affected by the Transaction and remain outstanding, other than the Shares and certain debt securities that were redeemed in connection with the Transfer as reflected in the pro forma financial statements. Options to acquire Shares were converted in the Transaction into options to acquire CSG shares.

          o RESTRUCTURING CHARGES TO BE RECORDED BY THE COMPANY. The Company currently anticipates that it will record restructuring charges, on a pre-tax basis, in connection with the Transaction of between $900 million and $1.2 billion. This is a preliminary estimate, and it is possible that the final restructuring charge may be outside the range. The expected restructuring charges are primarily associated with severance payments to employees, elimination of redundant office facilities and write-off of related assets.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

          Pro Forma Combined Condensed Financial Statements (UNAUDITED)

          o RETENTION PLAN AND OTHER RETENTION CHARGES TO BE RECORDED BY THE COMPANY. In connection with the Transaction, a retention plan has been put in place for certain of the Company's employees. The retention plan provides for grants of CSG shares for future services above current compensation levels. The CSG shares granted for future services vest over a three-year period, and the total expense associated with these grants is expected to be approximately $1.2 billion, which will be expensed over the vesting period. This amount will be recorded as compensation expense in the Company's statements of income for the corresponding future periods.

          o RELATED PARTY TRANSACTION. In conjunction with the Transaction, CSG and its subsidiaries obtained a $3.1 billion loan from the Company that matures on November 1, 2001 and bears interest at a spread above six-month LIBOR. Of this aggregate loan amount, $1.9 billion was applied in connection with the Transaction to the purchase of Shares held by AXA, S.A., formerly the Company's ultimate parent, and certain of its affiliates (the "AXA Entities") pursuant to a Stock Purchase Agreement dated as of August 30, 2000, as amended. The remaining $1.2 billion was applied to the purchase by CSFBI from the AXA Entities on November 6, 2000 of certain shares of Credit Suisse Group, also pursuant to this Stock Purchase Agreement, which shares will be used by CSFBI in connection with the retention plan that has been put in place in connection with the Transaction.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

    Pro Forma Combined Condensed Statement of Financial Condition (UNAUDITED)
                               September 30, 2000
               (IN MILLIONS, EXCEPT FOR SHARE AND PER SHARE DATA)




                                                                                                                     Credit Suisse
                                                            Credit Suisse                                             First Boston
                                                            First Boston                                              (USA), Inc.
                                                             (USA), Inc.        CSFB Corp.        Pro Forma            Pro Forma
                                                            (Historical)       (Historical)       Adjustments           Combined
                                                            --------------     ------------       ------------       --------------
                          ASSETS

Cash and cash equivalents ..........................          $  4,297          $    196          $   (245)(D)          $  4,247
                                                                                                        (1)(C)

Cash and securities segregated for regulatory
   purposes or deposited with clearing organizations                81             3,873                                    3,954

Collateralized short-term agreements:
   Securities purchased under agreements to resell .            23,990            38,660            (6,077)(A)            56,573
   Securities borrowed .............................            24,416            58,601            (1,593)(A)            81,424
Securities pledged as collateral ...................              --               5,004                                   5,004
Receivables:
   Customers .......................................            11,038               948                                  11,986
   Brokers, dealers and other ......................             8,490             3,606               (81)(A)            11,984
                                                                                                       (31)(C)
Financial instruments owned, at value:
   U.S. government and agencies ....................            13,365            10,310                (5)(C)            23,670
   Corporate debt ..................................             5,433             7,910                                  13,343
   Non - U.S. government securities ................             1,091               304                                   1,395
   Mortgage whole loans ............................             4,600              --                                     4,600
   Equities and other ..............................             2,290            12,746                (1)(C)            15,035
   Long-term corporate development investments .....             1,303              --                 (25)(C)             1,278
Office facilities, at cost (net of accumulated
   depreciation and amortization) ..................               722               228                                     950
Goodwill (net of amortization) .....................                79               272               (23)(C)               328
Other assets and deferred amounts ..................             2,556               700                (1)(C)             3,261
                                                                                                         6 (D)
                                                              --------          --------          --------              --------
Total Assets .......................................          $103,751          $143,358          $ (8,077)             $239,032
                                                              ========          ========          ========              ========







  See accompanying notes to pro forma combined condensed financial statements.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

    Pro Forma Combined Condensed Statement of Financial Condition (UNAUDITED)
                               September 30, 2000
               (IN MILLIONS, EXCEPT FOR SHARE AND PER SHARE DATA)



                                                                                                                      Credit Suisse
                                                                   Credit Suisse                                      First Boston
                                                                   First Boston                                       (USA), Inc.
                                                                    (USA), Inc.    CSFB Corp.      Pro Forma           Pro Forma
                                                                   (Historical)   (Historical)    Adjustments           Combined
                                                                   -------------  ------------    -----------         -------------
                 LIABILITIES AND STOCKHOLDERS' EQUITY

Commercial paper and short-term borrowings .....................    $     856     $   9,889      $     --            $  10,745
Collateralized short-term financings:
    Securities sold under agreements to repurchase .............       47,736        55,607        (6,077)(A)           97,266
    Securities loaned ..........................................       11,747        28,507        (1,593)(A)           38,661
Obligation to return pledged securities ........................         --           5,919                              5,919
Payables:
    Customers ..................................................        7,423         4,927                            12,350
    Brokers, dealers and other .................................        7,907         9,437           (81)(A)          17,263
Financial instruments sold not yet purchased, at value:
    U.S. government and agencies ...............................        5,085        15,164                            20,249
    Non - U.S. government securities ...........................         --             392                               392
    Corporate debt .............................................          739         2,601                             3,340
    Equities and other .........................................        5,133         1,554                             6,687
Accounts payable and accrued expenses ..........................        3,129         2,830            (3)(D)           5,908
                                                                                                      (48)(C)
Other liabilities ..............................................        1,130          --                               1,130


Long-term borrowings ...........................................        7,747          --            (225)(D)           7,522
Subordinated borrowings ........................................            1         4,150                             4,151

Company-obligated mandatorily redeemable trust securities of
    subsidiary trust holding solely debentures of the Company ..          200          --                                 200

Stockholders' Equity:
    Preferred stock, 50,000,000 shares authorized:
       Series A Preferred Stock, at $50.00 per share
           liquidation preference (4,000,000 shares
           issued and outstanding) .............................          200          --                                 200
       Series B Preferred Stock, at $50.00 per share liquidation
          preference (3,500,000 shares issued and outstanding) .          175          --                                 175
    Common Stock, 1,500,000,000 shares authorized:
        CSFB (USA), Inc. Common Stock ..........................           14          --                                  14
        DLJDIRECT Common Stock .................................            2          --                                   2
    Restricted stock units (10,358,294 units authorized;
         51,430 and 1,099,955 units issued and outstanding,
         respectively) .........................................            1          --                                   1
    Paid-in capital ............................................        1,897         2,084           297 (B)           4,276
                                                                                                       (2)(C)
    Retained earnings ..........................................        2,631           297          (297)(B)           2,583
                                                                                                      (11)(D)
                                                                                                      (37)(C)

    Accumulated other comprehensive income .....................           (2)         --                                  (2)
    Employee deferred compensation stock trust .................           14          --                                  14
    Common stock issued to employee deferred compensation
         trust .................................................          (14)         --                                 (14)
                                                                    ---------       -------     ---------           ---------

         Total stockholders' equity ............................        4,918         2,381           (50)              7,249
                                                                    ---------       -------     ---------           ---------
Total Liabilities and Stockholders' Equity .....................    $ 103,751       143,358     $  (8,077)          $ 239,032
                                                                    =========       =======     =========           =========



  See accompanying notes to pro forma combined condensed financial statements.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

          Pro Forma Combined Condensed Statement of Income (UNAUDITED)
                      Nine Months Ended September 30, 2000
               (IN MILLIONS, EXCEPT FOR SHARE AND PER SHARE DATA)



                                                                                                                Credit Suisse
                                                            Credit Suisse                                       First Boston
                                                            First Boston                                         (USA), Inc.
                                                             (USA), Inc.     CSFB Corp.       Pro Forma           Pro Forma
                                                            (Historical)    (Historical)     Adjustments          Combined
                                                            -------------   ------------     -----------        -------------
Revenues:
    Commissions........................................... $      1,148       $     561       $      (2)(C)         1,707
    Underwritings.........................................          585           1,033                             1,618
    Fees..................................................        1,391             740            (101)(C)         2,030
    Net interest income (expense).........................          611             (92)                              519
    Principal transactions-net:
      Trading.............................................          777             870                             1,647
      Investment..........................................          197               -              (7)(C)           190
    Other.................................................           80              19              (1)(C)            98
                                                             ----------      ----------    ------------        ----------
       Total revenues.....................................        4,789           3,131            (111)            7,809
                                                               --------       ---------      ----------        ----------

Costs and Expenses:
    Compensation and benefits.............................        2,729           2,229             (40)(C)         4,918
    Communications and technology.........................          392             137              (5)(C)           524
    Brokerage, clearing, exchange fees and other..........          289             108             (33)(C)           364
    Occupancy and related costs...........................          160             125              (4)(C)           281
    Other operating expenses..............................          493             317              (9)(C)           801
                                                             ----------      ----------      ----------        ----------

       Total costs and expenses...........................        4,063           2,916             (91)(C)         6,888
                                                              ---------       ---------       ---------        ----------

Income before provision for income taxes..................          726             215             (20)              921
                                                             ----------      ----------       ---------        ----------

Provision for income taxes................................          269              67              (9)              327
                                                             ----------     -----------     -----------        ----------

Net income................................................    $     457       $     148     $       (11)         $    594
                                                              =========       =========     ===========        ==========

Dividends on preferred stock..............................    $      16                                          $     16
                                                              ==========                                       ==========

Earnings applicable to common shares......................    $     441                                               N/M
                                                              =========

Earnings applicable to common shares:
    CSFB (USA), Inc.......................................    $     440                                               N/M
    DLJDIRECT.............................................    $       1                                          $      1
                                                              =========                                        ==========
Earnings per common share:
    CSFB (USA), Inc.
       Basic..............................................    $   3.43                                                N/M
       Diluted............................................    $   3.15                                                N/M
                                                              ========
    DLJDIRECT
       Basic..............................................    $   0.03                                           $   0.03
       Diluted............................................    $   0.03                                           $   0.03
                                                              ========                                         ==========

Weighted average common shares:
    CSFB (USA), Inc.
       Basic..............................................  128,387,000                                               N/M
       Diluted............................................  140,022,000                                               N/M
                                                           ============
    DLJDIRECT
       Basic..............................................   18,400,000                                        18,400,000
       Diluted............................................   18,420,000                                        18,420,000
                                                           ============                                        ==========



  See accompanying notes to pro forma combined condensed financial statements.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

          Pro Forma Combined Condensed Statement of Income (UNAUDITED)
                          Year Ended December 31, 1999
               (IN MILLIONS, EXCEPT FOR SHARE AND PER SHARE DATA)



                                                                                                                 Credit Suisse
                                                            Credit Suisse                                         First Boston
                                                             First Boston                                          (USA), Inc.
                                                             (USA), Inc.      CSFB Corp.      Pro Forma            Pro Forma
                                                             (Historical)    (Historical)    Adjustments            Combined
                                                             ------------    ------------    ------------          -----------
Revenues:
    Commissions.........................................     $     1,201       $     516     $        (2)(C)        $ 1,715
    Underwritings.......................................           1,246             909                              2,155
    Fees................................................           1,612             747             (95)(C)          2,264
    Net interest income.................................             585               5               1 (C)            591
    Principal transactions-net:
      Trading...........................................             719             755                              1,474
      Investment........................................             107               -              (3)(C)            104
    Other...............................................              86              14                                100
                                                              ----------      ----------     -----------           --------

       Total revenues...................................           5,556           2,946             (99)             8,403
                                                                --------        --------       ---------            -------
Costs and Expenses:
    Compensation and benefits...........................           3,105           2,222             (36)(C)          5,291
    Communications and technology.......................             445             147              (4)(C)            588
    Brokerage, clearing, exchange fees and other........             314             127             (26)(C)            415
    Occupancy and related costs.........................             179             155              (5)(C)            329
    Other operating expenses............................             559             314              (9)(C)            864
                                                              ----------        --------      ----------          ---------

       Total costs and expenses.........................           4,602           2,965             (80)             7,487
                                                               ---------         -------       ---------           --------

Income (loss) before provision (benefit) for income
    taxes...............................................             954             (19)            (19)               916
                                                               ---------        --------       ---------          ---------

Provision (benefit) for income taxes....................             353             (35)             (9)               309
                                                               ---------        --------      ----------          ---------

Net income..............................................       $     601        $     16        $    (10)          $    607
                                                               =========        ========        ========           ========

Dividends on preferred stock............................       $      21                                           $     21
                                                               =========                                           =========

Earnings applicable to common shares....................       $     580                                                N/M
                                                               =========                                           =========

Earnings (loss) applicable to common shares:
    CSFB (USA), Inc.....................................       $     581                                                N/M
    DLJDIRECT...........................................       $      (1)                                          $     (1)
                                                               =========                                           =========

Earnings (loss) per common share:
    CSFB (USA), Inc.
       Basic............................................       $    4.63                                                 N/M
       Diluted..........................................       $    4.18                                                 N/M
                                                               =========
     DLJDIRECT
       Basic............................................       $   (0.05)                                           $  (0.05)
       Diluted..........................................       $   (0.05)                                           $  (0.05)
                                                               =========                                            =========

Weighted average common shares:
    CSFB (USA), Inc.
       Basic............................................    125,433,000                                                 N/M
       Diluted..........................................    138,868,000                                                 N/M
                                                            ===========
    DLJDIRECT
       Basic............................................     18,400,000                                          18,400,000
       Diluted..........................................     18,400,000                                          18,400,000
                                                           ============                                          ==========



  See accompanying notes to pro forma combined condensed financial statements.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

     Notes to Pro Forma Combined Condensed Financial Statements (UNAUDITED)

1.       DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

On November 3, 2000, Credit Suisse First Boston (USA), Inc., formerly known as Donaldson, Lufkin & Jenrette, Inc. (the "Company"), became an indirect wholly owned subsidiary of Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"), upon completion of a number of related transactions (such transactions, collectively, the "Transaction").

In conjunction with the closing of the Transaction, also on November 3, 2000, Credit Suisse First Boston, Inc., a wholly owned subsidiary of CSG ("CSFBI"), transferred all of the outstanding shares of Credit Suisse First Boston Corporation, a U.S. registered broker dealer that is a wholly owned subsidiary of CSFBI ("CSFB Corp."), to the Company in exchange for newly issued Shares (as defined in Note 5) of the Company. This was the final step in a series of transfers (collectively, the "Transfer") that was initiated by CSG and the Company on October 6, 2000 with a view to integrating their respective businesses. As a result of the Transfer, CSFB Corp. became a direct wholly owned subsidiary of the Company. Certain U.S., and all non-U.S., operations of the Credit Suisse First Boston Business Unit are not conducted through CSFB Corp. and, as a result, the financial positions and results of operations of such activities are not included in the combined businesses of the Company resulting from the Transfer.

These unaudited pro forma combined condensed financial statements have been prepared in connection with the Transfer, and are intended to illustrate the possible scope of the change in the Company's historical financial position and results of operations caused by the Transfer. These pro forma financial statements are not intended to illustrate any possible effects on the Company that are not associated with the Transfer. In particular, these pro forma financial statements are not intended to illustrate any possible effects on the Company that are associated with or incidental to the Transaction through which the Company has been acquired by CSG. See "Introduction- Certain Information Regarding the Acquisition of the Company by Credit Suisse Group".

2.       PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the accompanying pro forma combined condensed statement of financial condition and pro forma combined condensed statements of income:

     (A) Eliminate intercompany balances.

     (B) Reflects the Transfer of CSFB Corp. to the Company at CSFB Inc.'s historical book value and to reflect the resulting adjustment to paid-in-capital.

     (C) To record the transfer of DLJ Asset Management Group, Inc. to Credit Suisse Asset Management LLC.

     (D) Reflects the retirement of $225.0 million of 9 5/8% Senior Subordinated Notes of the Company in connection with the Transfer for a total consideration of $245.4 million, which includes accrued interest and a premium.

3.       RESTRUCTURING CHARGES

Although not associated with the Transfer (and thus not reflected in the accompanying pro forma combined condensed financial statements), the Company currently anticipates that it will record restructuring charges, on a pre-tax basis, in connection with the Transaction of between $900 million and $1.2 billion. This is a preliminary estimate, and it is possible that the final restructuring charge may be outside of the range. The expected restructuring charges are primarily associated with severance payments to employees, elimination of redundant office facilities and write-off of related assets.

4.       RETENTION PLAN AND OTHER RETENTION CHARGES

Although not associated with the Transfer (and thus not reflected in the accompanying pro forma combined condensed financial statements), a retention plan has been put in place for certain of the Company's employees in connection with the Transaction. The retention plan provides for grants of CSG shares for future services above current compensation levels. The CSG shares granted for future services vest over a three-year period, and the total expense associated with these grants is expected to be approximately $1.2 billion, which will be expensed over the vesting period.

                     CREDIT SUISSE FIRST BOSTON (USA), INC.

     Notes to Pro Forma Combined Condensed Financial Statements (UNAUDITED)

5.       EARNINGS PER SHARE

Through the Transaction, CSG and its subsidiaries acquired 100% of the voting shares of the Company (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. - DLJ Common Stock, par value $.10 per share) (the "Shares"). Accordingly, pro forma earnings per share data with respect to these Shares would not be meaningful, and is therefore not presented.

The Company's DLJDIRECT tracking stock (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. - DLJDIRECT Common Stock, par value $.10 per share) was not directly affected by the Transaction and remains outstanding. Accordingly, both historical and pro forma earnings per share data is set forth with respect to the DLJDIRECT tracking stock.

6.       REGULATION

The Company's broker dealer subsidiaries, including CSFB Corp., are registered with the Securities and Exchange Commission and are members of, and subject to regulation by, a number of securities industry self-regulatory organizations including the New York Stock Exchange and/or National Association of Securities Dealers. The Company's London-based broker dealer subsidiaries are subject to the requirements of the Securities and Futures Authority, a self-regulatory organization established pursuant to the United Kingdom Financial Services Act of 1986. Other U.S. and foreign broker dealer subsidiaries of the Company are subject to net capital requirements of their respective regulatory agencies. At September 30, 2000 and December 31, 1999, all of the aforementioned broker dealers were in compliance with all applicable regulatory capital adequacy requirements.



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